UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2024
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Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The information required by Item 5.07 contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.
Explanatory Note: This amendment on Form 8-K/A is being filed to include Inline XBRL data tagging which was inadvertently omitted from the Form 8-K filed with the Securities and Exchange Commission on July 1, 2024 (the “Original 8-K”). This filing does not otherwise modify or update in any way disclosures made in the Original Form 8-K.

Item 8.01. Other Events.
As previously announced, on May 7, 2024, Barings BDC, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Following the stockholders’ re-election at the Annual Meeting of three Class III directors, the Company adjourned the Annual Meeting with respect to the following proposal in order to permit additional time to solicit stockholder votes for such proposal:
•Proposal No. 2 – to approve a proposal to authorize the Company, pursuant to subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth in the definitive proxy statement relating to the Annual Meeting (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering) (the “Below-NAV Share Issuance Proposal”).
On June 29, 2024, the Company’s Board of Directors voted to cancel the reconvened portion of the Annual Meeting (the “Reconvened Meeting”), which was scheduled to be held virtually on July 2, 2024 at 9:30 a.m., Eastern Time. As such, the Company will not hold the Reconvened Meeting and will not have the authority to sell shares of its common stock at a price or prices below the Company’s then-current net asset value per share as set forth in the Below-NAV Share Issuance Proposal.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 25, 2024	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer